UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2001

PASW, INC.

(Exact name of registrant as specified in its charter)

                                    CALIFORNIA                                333-75137                           77-0390628

                        (State or other jurisdiction of incorporation)           (Commission file number)            (IRS Employer identification No.)

                                                2007 Simsbury Court, Thousand Oaks, CA                  91360

                                                   (Address of principal executive offices)                                     (Zip Code)

(805) 492-6623

Registrant's telephone number, including area code)

Item 5. Other Events.

On March 29, 2001, PASW, Inc. filed a current report on Form 8-K (the "PASW Initial Report") describing the entering into of a definitive combination agreement for the previously announced reverse take over of PASW by Simmons Energy Services Inc. This current Report on Form 8-K/A amends the PASW Initial Report by replacing the previously filed Exhibit 3.1 "Articles of Incorporation of PASW, Inc., as amended to date" with the following Exhibit 3.1 "Restated Articles of Incorporation of PASW."

Item 7. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

The following document is filed as an exhibit to this Report:

3.1	Restated Articles of Incorporation of PASW, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date: May 14, 2001

            PASW, INC.

By: /s/ William E. Sliney

            William E. Sliney

            Chairman, President and Chief Financial Officer

            (Duly Authorized Officer and Principal Financial and Accounting Officer)